SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 14(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 3, 2005

PACE MEDICAL, INC.

(Exact Name of Registrant As Specified In Its Charter)

MASSACHUSETTS	0-16257	04-2867416
(State if Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		No.)

391 Totten Pond Road, Waltham,
Massachusetts 02451		02451
(Address of Principal Executive		(Zip Code)
Offices)

(781) 890-5656

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 3, 2005, Pace Medical, Inc. (the “Company”) granted to Steven E. Hanson, in connection with his appointment as the Company’s new President and Chief Executive Officer, options (the “Options”) to acquire up to 400,000 shares of the Company’s Common Stock, $.01 par value (the “Common Stock”), at an exercise price of $0.28 per share, representing the last trading price of the Common Stock on the Over-the-Counter Bulletin Board on December 31, 2004.  The Options have a term of five (5) years and were exercisable in full on the date of grant.

The foregoing summary of the stock option agreement does not purport to be complete and is qualified in its entirety by reference to the stock option agreement which is attached hereto as Exhibit 10.1 and incorporated by reference into this report.

ITEM 3.02.            UNREGISTERED SALES OF EQUITY SECURITIES.

As described in Item 1.01 above, the Company entered into a Stock Option Agreement with Steven E. Hanson in connection with his appointment as President and Chief Executive Officer, pursuant to which Mr. Hanson was granted the Options at an exercise price of $0.28.  Neither the Options or the shares of the Common Stock issuable upon exercise thereof were registered under the Securities Act of 1933 (the “Act”).  The Company granted the Options in a transaction exempt from the registration requirements of the Act by virtue of the exemption provided for in Section 4(2) of the Act.  Please see the discussion under Item 1.01 of this Current Report on Form 8-K for additional information regarding the transaction.

On January 3, 2005, the Company also granted options to another employee of the Company to acquire an aggregate of 25,000 shares of Common Stock at an exercise price of $0.28 per share, representing the last trading price of the Common Stock on the Over-the-Counter Bulletin Board on December 31, 2004.  The option was exercisable in full on the date of grant and has a term of 5 years.  Neither the option or the shares of the Common Stock issuable upon exercise thereof were registered under the Act. The Company issued the options in a transaction exempt from the registration requirements of the Act by virtue of the exemption provided for in Section 4(2) of the Act.

ITEM 5.02. DEPARTURE OF PRINCIPAL OFFICER; APPOINTMENT OF PRINCIPAL OFFICER.

On January 3, 2005, Ralph E. Hanson resigned as President and Chief Executive Officer and Steven E. Hanson was appointed as President and Chief Executive Officer.  Ralph E. Hanson will remain as Chairman of the Board.   For the past 11 years, Steven E. Hanson served as President of Centerpulse Dental, a division of Sulzermedica, which was acquired by Zimmer Dental, Inc.  During the period 1982 to 1992, Steven served in various positions with Intermedics, Inc. (later called Sulzer Intermedics, Inc.), also a division of Sulzermedica.  He initially served as Director - International, and later, as Vice President - International.  From 1977 to 1982, Steven served as Vice President — Sales and Marketing, of American Pacemaker Corporation until its acquisition by Intermedics, Inc.  Steven E. Hanson is the son of Ralph E Hanson.

ITEM 9.01.                                    FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits

EXHIBIT NO.                        DESCRIPTION

10.1                                                                       Non-Qualified Stock Option Agreement dated as of January 3, 2005, between Pace Medical, Inc. and Steven E. Hanson.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PACE MEDICAL, INC.
Dated: January 7, 2005

	By:	/s/ Steven E. Hanson
Steven E. Hanson, Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1	Non-Qualified Stock Option Agreement dated as of January 3, 2005, between Pace Medical, Inc. and Steven E. Hanson.